March 1, 2004

                                 OAK VALUE FUND
                          (A SERIES OF OAK VALUE TRUST)

                 SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 1, 2003

The following replaces the tables of Shareholder Transaction Expenses and Annual Fund Operating Expenses in the section "Fees and Expenses" on page 6 of the
Prospectus:

These tables describe the fees and expenses that you may pay if you buy and hold Fund shares. The expenses shown are based on those incurred in the fiscal year ended June 30, 2003. Actual expenses may be more or less than those shown.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

         Redemption Fee (as a percentage of the amount redeemed)        2%*

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

         Advisory Fee                                                0.90%
         12b-1 Fees                                                  None
         Other Expenses                                              0.46%
         Total Annual Fund Operating Expenses                        1.36%

         * Effective on April 1, 2004, the redemption fee applies to redemptions of shares within 90 days of the date of purchase.


The following should be read in conjunction with the section "Selling Your Shares" beginning on page 18 of the Prospectus:

REDEMPTION FEE

Effective April 1, 2004, a redemption fee of 2% will be deducted from the proceeds of Fund shares redeemed within 90 days of the date of purchase. The redemption fee is paid to the Fund to offset transaction costs and other expenses associated with short-term trading activity. The Fund also charges a redemption fee to discourage market timing by those shareholders initiating redemptions to take advantage of short-term market movements. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions. The redemption fee also will not be assessed on the redemption of shares held through qualified retirement plans.

IN DETERMINING WHETHER THE REDEMPTION FEE IS APPLICABLE TO A PARTICULAR REDEMPTION, SHARES HELD FOR THE LONGEST PERIOD OF TIME WILL BE SOLD FIRST.
SHARES OF THE FUND PURCHASED PRIOR TO APRIL 1, 2004 ARE NOT SUBJECT TO THE REDEMPTION FEE.